Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements are presented to illustrate the effects of the divestiture of the Company’s Korean subsidiary Seojin Industrial Company Ltd. (“Seojin”). The unaudited pro forma condensed consolidated information sets forth the estimated effects the divestiture of Seojin had on the Company’s condensed consolidated statements of operations as if these activities had occurred in their entirety at the beginning of the earliest period presented.

The unaudited pro forma condensed consolidated financial statements presented herein are for informational purposes only and do not purport to present what the Company’s actual results would have been had the Sale occurred on the date assumed, or to project our results of operations or financial position for any future period. The pro forma financial statements include assumptions that are believed to be reasonable and represent all material information that is necessary to fairly present pro forma financial statements.

The unaudited pro forma condensed consolidated financial statements, including the notes thereto, should be read in conjunction with the Company’s audited consolidated financial statements and the notes thereto in the Company’s Annual Report on Form 10-K as of and for the fiscal year ended December 31, 2011, as filed with the United States Securities and Exchange Commission on March 8, 2012.

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended September 30, 2012
	As Reported	Pro Forma Adjustments	Notes	Pro Forma

Revenues	$563,849	$(71,722)	(a)	$492,127
Cost of sales	511,577	(71,949)	(a)	439,628
Gross profit	52,272	227		52,499
Selling, general and administrative expenses	33,962	(1,708)	(a)	32,254
Amortization expense	1,120	-		1,120
Restructuring and related asset impairment charges, net	3,186	-		3,186
Operating income / (loss)	14,004	1,935		15,939
Interest expense	15,372	(1,842)	(a)	13,530
Interest income	397	(39)	(a)	358
Other expense	-	-		-
Income / (loss) before provision for income taxes	(971)	3,738		2,767
Provision for income taxes	2,240	807	(a)	3,047
Net income / (loss)	(3,211)	2,931		(280)
Less: Net income attributable to the noncontrolling interests	1,593	-		1,593
Net income / (loss) attributable to Tower International, Inc.	$(4,804)	$2,931		$(1,873)

Weighted average common shares outstanding
Basic	20,246,797	20,246,797		20,246,797
Diluted	20,246,797	20,246,797		20,246,797

Net income / (loss) per share attributable to Tower International, Inc.:
Basic	$(0.24)	$0.15		$(0.09)
Diluted	(0.24)	0.15		(0.09)

Adjusted EBITDA reconciliation	Three Months Ended September 30, 2012
	As Reported	Pro Forma Adjustments	Notes	Pro Forma
Adjusted EBITDA	$44,210	$1,487	(a)	$42,723
Restructuring	(3,186)	-		(3,186)
Depreciation and amortization	(26,919)	(3,421)	(a)	(23,498)
Acquisition costs and other	(101)	-		(101)
Interest expense, net	(14,975)	(1,804)	(a)	(13,171)
Provision for income taxes	(2,240)	807	(a)	(3,047)
Net income attributable to noncontrolling interests	(1,593)	-		(1,593)
Net income / (loss) attributable to Tower International, Inc.	$(4,804)	$(2,931)		$(1,873)

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CERTAIN ITEMS INCLUDED IN NET INCOME / (LOSS)
(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended September 30, 2012
	As Reported	Pro Forma Adjustments	Notes	Pro Forma

Income / (expense) items included in net income / (loss), net of tax:
Restructuring expense
Plant relocation costs	(1,683)	-		(1,683)
Asset impairments	(575)	-		(575)
Provision for income taxes
German tax audit	1,087	-		1,087
Total items included in net income / (loss)	$(1,171)	$-		$(1,171)

Net income / (loss) attributable to Tower International, Inc.	$(4,804)	$(2,913)	(a)	$(1,891)

Memo: Average shares outstanding (in thousands)
Basic	20,247	20,247		20,247
Diluted	20,247	20,247		20,247

Income / (loss) per common share (GAAP)
Basic	$(0.24)	$(0.15)	(a)	$(0.09)
Diluted	(0.24)	(0.15)	(a)	(0.09)

Diluted adjusted income / (loss) per share (non-GAAP)*	(0.18)	(0.15)	(a)	(0.03)

* Excludes the certain items shown above

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended June 30, 2012
	As Reported	Pro Forma Adjustments	Notes	Pro Forma

Revenues	$643,857	$(88,905)	(a)	$554,952
Cost of sales	568,680	(83,407)	(a)	485,273
Gross profit	75,177	(5,498)		69,679
Selling, general and administrative expenses	34,139	(1,593)	(a)	32,546
Amortization expense	1,142	-		1,142
Restructuring and related asset impairment charges, net	2,833	-		2,833
Operating income / (loss)	37,063	(3,905)		33,158
Interest expense	15,842	(1,887)	(a)	13,955
Interest income	233	(54)	(a)	179
Other expense	-	-		-
Income / (loss) before provision for income taxes	21,454	(2,072)		19,382
Provision for income taxes	12,980	(456)	(a)	12,524
Net income / (loss)	8,474	(1,616)		6,858
Less: Net income attributable to the noncontrolling interests	1,600	-		1,600
Net income / (loss) attributable to Tower International, Inc.	$6,874	$(1,616)		$5,258

Weighted average common shares outstanding
Basic	20,134,096	20,134,096		20,134,096
Diluted	20,328,764	20,328,764		20,328,764

Net income / (loss) per share attributable to Tower International, Inc.:
Basic	$0.34	$(0.08)		$0.26
Diluted	0.34	(0.08)		0.26

Adjusted EBITDA reconciliation	Three Months Ended June 30, 2012
	As Reported	Pro Forma Adjustments	Notes	Pro Forma
Adjusted EBITDA	$67,849	$7,238	(a)	$60,611
Restructuring	(2,833)	-		(2,833)
Depreciation and amortization	(25,738)	(3,334)	(a)	(22,404)
Acquisition costs and other	(117)	-		(117)
Expense related to the compensation programs	(2,099)	-		(2,099)
Interest expense, net	(15,608)	(1,832)	(a)	(13,776)
Provision for income taxes	(12,980)	(456)	(a)	(12,524)
Net income attributable to noncontrolling interests	(1,600)	-		(1,600)
Net income / (loss) attributable to Tower International, Inc.	$6,874	$1,616		$5,258

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CERTAIN ITEMS INCLUDED IN NET INCOME / (LOSS)
(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended June 30, 2012
	As Reported	Pro Forma Adjustments	Notes	Pro Forma

Income / (expense) items included in net income / (loss), net of tax:
Selling, general and administrative expenses
Incentive compensation related to funding events	$(2,099)	$-		$(2,099)
Restructuring expense
Severance costs in Europe	(488)	-		(488)
Plant relocation costs	(1,188)	-		(1,188)
Provision for income taxes
Valuation allowance in Brazil	(6,494)	-		(6,494)
Total items included in net income / (loss)	$(10,269)	$-		$(10,269)

Net income / (loss) attributable to Tower International, Inc.	$6,874	$1,616	(a)	$5,258

Memo: Average shares outstanding (in thousands)
Basic	20,134	20,134		20,134
Diluted	20,329	20,329		20,329

Income / (loss) per common share (GAAP)
Basic	$0.34	$0.08	(a)	$0.26
Diluted	0.34	0.08	(a)	0.26

Diluted adjusted income / (loss) per share (non-GAAP)*	0.84	0.08	(a)	0.76

* Excludes the certain items shown above

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended March 31, 2012
	As Reported	Pro Forma Adjustments	Notes	Pro Forma

Revenues	$617,563	$(87,872)	(a)	$529,691
Cost of sales	557,425	(83,447)	(a)	473,978
Gross profit	60,138	(4,425)		55,713
Selling, general and administrative expenses	38,052	(1,601)	(a)	36,451
Amortization expense	1,177	-		1,177
Restructuring and related asset impairment charges, net	1,934	-		1,934
Operating income / (loss)	18,975	(2,824)		16,151
Interest expense	15,676	(1,912)	(a)	13,764
Interest income	327	(33)	(a)	294
Other expense	-	-		-
Income / (loss) before provision for income taxes	3,626	(945)		2,681
Provision for income taxes	2,350	(208)	(a)	2,142
Net income / (loss)	1,276	(737)		539
Less: Net income attributable to the noncontrolling interests	1,434	-		1,434
Net income / (loss) attributable to Tower International, Inc.	$(158)	$(737)		$(895)

Weighted average common shares outstanding
Basic	19,691,679	19,691,679		19,691,679
Diluted	19,691,679	19,691,679		19,691,679

Net income / (loss) per share attributable to Tower International, Inc.:
Basic	$(0.01)	$(0.04)		$(0.05)
Diluted	(0.01)	(0.04)		(0.05)

Adjusted EBITDA reconciliation	Three Months Ended March 31, 2012
	As Reported	Pro Forma Adjustments	Notes	Pro Forma
Adjusted EBITDA	$50,824	$6,230	(a)	$44,594
Restructuring	(1,934)	-		(1,934)
Depreciation and amortization	(25,687)	(3,376)	(a)	(22,311)
Acquisition costs and other	(68)			(68)
Expense related to the compensation programs	(4,160)	(30)	(a)	(4,130)
Interest expense, net	(15,349)	(1,879)	(a)	(13,470)
Provision for income taxes	(2,350)	(208)	(a)	(2,142)
Net income attributable to noncontrolling interests	(1,434)	-		(1,434)
Net income / (loss) attributable to Tower International, Inc.	$(158)	$737		$(895)

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CERTAIN ITEMS INCLUDED IN NET INCOME / (LOSS)
(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended March 31, 2012
	As Reported	Pro Forma Adjustments	Notes	Pro Forma

Income / (expense) items included in net income / (loss), net of tax:
Selling, general and administrative expenses
Incentive compensation related to funding events	$(4,029)	$(23)	(a)	$(4,006)
Restructuring expense
Severance costs in Europe	(715)	-		(715)
Total items included in net income / (loss)	$(4,744)	$(23)		$(4,721)

Net income / (loss) attributable to Tower International, Inc.	$(158)	$737	(a)	$(895)

Memo: Average shares outstanding (in thousands)
Basic	19,692	19,692		19,692
Diluted	19,692	19,692		19,692

Income / (loss) per common share (GAAP)
Basic	$(0.01)	$0.04	(a)	$(0.05)
Diluted	(0.01)	0.04	(a)	(0.05)

Diluted adjusted income / (loss) per share (non-GAAP)*	0.23	0.04	(a)	0.19

* Excludes the certain items shown above

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended December 31, 2011
	As Reported	Pro Forma Adjustments	Notes	Pro Forma

Revenues	$614,745	$(97,883)	(a)	$516,862
Cost of sales	546,558	(87,939)	(a)	458,619
Gross profit	68,187	(9,944)		58,243
Selling, general and administrative expenses	39,199	(1,680)	(a)	37,519
Amortization expense	1,191	-		1,191
Restructuring and related asset impairment charges, net	514	-		514
Operating income / (loss)	27,283	(8,264)		19,019
Interest expense	16,533	(1,788)	(a)	14,745
Interest income	199	-	(a)	199
Other expense	131	-		131
Income / (loss) before provision for income taxes	10,818	(6,476)		4,342
Provision for income taxes	3,082	(1,045)	(a)	2,037
Net income / (loss)	7,736	(5,431)		2,305
Less: Net income attributable to the noncontrolling interests	1,072	-		1,072
Net income / (loss) attributable to Tower International, Inc.	$6,664	$(5,431)		$1,233

Weighted average common shares outstanding
Basic	19,683,032	19,683,032		19,683,032
Diluted	20,221,004	20,221,004		20,221,004

Net income / (loss) per share attributable to Tower International, Inc.:
Basic	$0.34	$(0.28)		$0.06
Diluted	0.33	(0.27)		0.05

Adjusted EBITDA reconciliation	Three Months Ended December 31, 2011
	As Reported	Pro Forma Adjustments	Notes	Pro Forma
Adjusted EBITDA	$57,471	$11,233	(a)	$46,238
Restructuring	(514)	-		(514)
Depreciation and amortization	(25,063)	(2,911)	(a)	(22,152)
Acquisition costs and other	(107)			(107)
Expense related to the compensation programs	(4,503)	(58)	(a)	(4,445)
Interest expense, net	(16,335)	(1,788)	(a)	(14,547)
Other expense	(131)	-		(131)
Provision for income taxes	(3,082)	(1,045)	(a)	(2,037)
Net income attributable to noncontrolling interests	(1,072)	-		(1,072)
Net income / (loss) attributable to Tower International, Inc.	$6,664	$5,431		$1,233

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CERTAIN ITEMS INCLUDED IN NET INCOME / (LOSS)
(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended December 31, 2011
	As Reported	Pro Forma Adjustments	Notes	Pro Forma

Income / (expense) items included in net income / (loss), net of tax:
Selling, general and administrative expenses
Incentive compensation related to funding events	$(4,349)	$(44)	(a)	$(4,305)
Interest expense
Acceleration of the amortization of debt issue costs and OID	(302)	-		(302)
Other items
Partial retirement of senior secured notes	(131)	-		(131)
Total items included in net income / (loss)	$(4,782)	$(44)		$(4,738)

Net income / (loss) attributable to Tower International, Inc.	$6,664	$5,433	(a)	$1,231

Memo: Average shares outstanding (in thousands)
Basic	19,683	19,683		19,683
Diluted	20,221	20,221		20,221

Income / (loss) per common share (GAAP)
Basic	$0.34	$0.28	(a)	$0.06
Diluted	0.33	0.27	(a)	0.06

Diluted adjusted income / (loss) per share (non-GAAP)*	0.57	0.27	(a)	0.30

* Excludes the certain items shown above

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)

	Nine Months Ended September 30, 2012
	As Reported	Pro Forma Adjustments	Notes	Pro Forma

OPERATING ACTIVITIES:
Net income / (loss)	$6,539	$(578)	(a)	$7,117
Adjustments required to reconcile net loss to net cash provided by operating activities:
Deferred income tax provision	12,590	-	(a)	12,590
Depreciation and amortization	78,344	10,131	(a)	68,213
Non-cash share-based compensation	8,485	-	(a)	8,485
Pension expense, net of contributions	(13,552)	-	(a)	(13,552)
Change in working capital and other operating items	(66,565)	(21,489)	(a)	(45,076)
Net cash provided by continuing operating activities	$25,841	$(11,936)		$37,777

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant and equipment, net	$(106,581)	$(21,878)	(a)	$(84,703)
Net assets acquired, net of cash acquired	-	-	(a)	-
Net cash used in continuing investing activities	$(106,581)	$(21,878)		$(84,703)

FINANCING ACTIVITIES:
Proceeds from borrowings	$494,644	$29,383	(a)	$465,261
Repayments of borrowings	(428,834)	(17,808)	(a)	(411,026)
Purchase of treasury stock	(3,167)	-	(a)	(3,167)
Net cash provided by continuing financing activities	$62,643	$11,575		$51,068

Effect of exchange rate changes on continuing cash and cash equivalents	$2,083	$1,194	(a)	$889

NET CHANGE IN CASH AND CASH EQUIVALENTS	$(16,014)	$(21,045)		$5,031

CASH AND CASH EQUIVALENTS:
Beginning of period	$134,984	$35,374		$99,610

End of period	$118,970	$14,329		$104,641

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTES TO UNAUDITED PRO FORMA ADJUSTMENTS

(a)	The pro forma adjustments remove all previously reported balances related to the disposed operation.